Financing	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Financing
FINANCING
The components of the Company’s debt as of December 31 were as follows ($ in millions):

	2014	2013
Commercial paper	$764.6	$450.0
1.3% senior unsecured notes due 2014 (the “2014 Notes”)	—	400.0
2.3% senior unsecured notes due 2016 (the “2016 Notes”)	500.0	500.0
5.625% senior unsecured notes due 2018 (the “2018 Notes”)	500.0	500.0
5.4% senior unsecured notes due 2019 (the “2019 Notes”)	750.0	750.0
3.9% senior unsecured notes due 2021 (the “2021 Notes”)	600.0	600.0
4.0% bonds due 2016 (CHF 120.0 million aggregate principal amount) (the "2016 Bonds")	129.9	—
Zero-coupon LYONs due 2021	110.6	154.1
Other	118.3	144.9
Subtotal	3,473.4	3,499.0
Less: currently payable	71.9	62.3
Long-term debt	$3,401.5	$3,436.7

The 2016 Notes and the 2021 Notes are collectively referred to as the “2011 Financing Notes”. The 2011 Financing Notes, the 2018 Notes and the 2019 Notes are collectively referred to as the “Notes”.
Commercial Paper Program and Credit Facility
The Company satisfies any short-term liquidity needs that are not met through operating cash flow and available cash primarily through issuances of commercial paper under its U.S. and Euro commercial paper programs. Under these programs, the Company or a subsidiary of the Company, as applicable, may issue and sell unsecured, short-term promissory notes. Interest expense on the notes is paid at maturity and is generally based on the ratings assigned to the Company by credit rating agencies at the time of the issuance and prevailing market rates measured by reference to LIBOR. Borrowings under the program are available for general corporate purposes, including acquisitions. The Company issued commercial paper under the Euro commercial paper program during 2014 and as of December 31, 2014, $315 million (€260 million) of commercial paper was outstanding under this program. There was no commercial paper outstanding under the Euro program as of December 31, 2013. The Company had $450 million in U.S. dollar denominated commercial paper outstanding as of both December 31, 2014 and 2013.
As of December 31, 2014, borrowings outstanding under the Company’s U.S. and Euro commercial paper programs had a weighted average annual interest rate of 0.13% and a weighted average remaining maturity of approximately twelve days. The Company has classified its borrowings outstanding under the commercial paper program as of December 31, 2014 as long-term debt in the accompanying Consolidated Balance Sheet as the Company had the intent and ability, as supported by availability under the Credit Facility referenced below, to refinance these borrowings for at least one year from the balance sheet date.
Credit support for the commercial paper program is provided by a $2.5 billion unsecured multi-year revolving credit facility with a syndicate of banks that expires on July 15, 2016 (the “Credit Facility”). The Credit Facility can also be used for working capital and other general corporate purposes. Under the Credit Facility, borrowings (other than bid loans) bear interest at a rate equal to (at the Company’s option) either (1) a LIBOR-based rate plus a margin that varies according to the Company’s long-term debt credit rating (the “Eurodollar Rate”), or (2) the highest of (a) the Federal funds rate plus 1/2 of 1%, (b) the prime rate and (c) the Eurodollar Rate plus 1%, plus in each case a margin that varies according to the Company’s long-term debt credit rating. In addition to certain initial fees the Company paid at inception of the Credit Facility, the Company is obligated to pay an annual commitment fee that varies according to its long-term debt credit rating. The Credit Facility requires the Company to maintain a consolidated leverage ratio (as defined in the facility) of 0.65 to 1.00 or less, and also contains customary representations, warranties, conditions precedent, events of default, indemnities and affirmative and negative covenants. As of December 31, 2014, no borrowings were outstanding under the Credit Facility and the Company was in compliance with all covenants under the facility. The non-performance by any member of the Credit Facility syndicate would reduce the maximum capacity of the Credit Facility by such member's commitment amount. In addition to the Credit Facility, the Company has entered into reimbursement agreements with various commercial banks to support the issuance of letters of credit.
The availability of the Credit Facility as a standby liquidity facility to repay maturing commercial paper is an important factor in maintaining the existing credit ratings of the Company’s commercial paper program. The Company expects to limit any borrowings under the Credit Facility to amounts that would leave sufficient credit available under the facility to allow the Company to borrow, if needed, to repay all of the outstanding commercial paper as it matures.
Other Long-Term Indebtedness
2013 Notes, 2014 Notes, 2016 Notes and 2021 Notes—On June 23, 2011, the Company completed the underwritten public offering of the 2011 Financing Notes, the $300 million principal amount of floating rate unsecured senior notes due 2013 (the "2013 Notes") and the 2014 Notes, all of which are (or in the case of the 2013 Notes and 2014 Notes were) unsecured. The 2013 Notes were issued at 100% of their principal amount, accrued interest at a floating rate equal to three-month LIBOR plus 0.25% per year and matured and were repaid in June 2013. The 2014 Notes were issued at 99.918% of their principal amount, accrued interest at the rate of 1.3% per year and matured and were repaid in June 2014. The 2016 Notes were issued at 99.84% of their principal amount, will mature on June 23, 2016 and accrue interest at the rate of 2.3% per year. The 2021 Notes were issued at 99.975% of their principal amount, will mature on June 23, 2021 and accrue interest at the rate of 3.9% per year. The net proceeds from the 2011 Financing Notes, 2013 Notes and 2014 Notes offering, after deducting expenses and the underwriters’ discount, were approximately $1.8 billion and were used to fund a portion of the purchase price for the acquisition of Beckman Coulter. The Company paid interest on the 2013 Notes quarterly in arrears on March 21, June 21, September 21 and December 21 of each year. The Company paid interest on the 2014 Notes and pays interest on the 2016 Notes and 2021 Notes semi-annually in arrears, on June 23 and December 23 of each year.
2019 Notes—In March 2009, the Company completed an underwritten public offering of the 2019 Notes, which were issued at 99.93% of their principal amount, will mature on March 1, 2019 and accrue interest at the rate of 5.4% per year. The net proceeds, after expenses and the underwriters’ discount, were approximately $745 million. A portion of the net proceeds were used to repay a portion of the Company’s outstanding commercial paper and the balance was used for general corporate purposes, including acquisitions. The Company pays interest on the 2019 Notes semi-annually in arrears, on March 1 and September 1 of each year.
2018 Notes—In December 2007, the Company completed an underwritten public offering of the 2018 Notes, which were issued at 99.39% of their principal amount, will mature on January 15, 2018 and accrue interest at the rate of 5.625% per year. The net proceeds, after expenses and the underwriters’ discount, were approximately $493 million, which were used to repay a portion of the commercial paper issued to finance the acquisition of the Tektronix business. The Company pays interest on the 2018 Notes semi-annually in arrears, on January 15 and July 15 of each year.
2016 Bonds—In connection with the acquisition of Nobel Biocare in December 2014, the Company acquired bonds with an aggregate principal amount of CHF 120 million and a stated interest rate of 4.0% per year. In accordance with accounting for business combinations, the bonds were recorded at their fair value of CHF 127 million ($133 million based on exchange rates in effect at the time of the acquisition), as such, for accounting purposes interest charges recorded in the Company's statement of earnings reflect an effective interest rate of approximately 0.2% per year. The Company will pay interest on the 2016 Bonds annually in arrears on October 10 of each year (based on the stated 4.0% interest rate). The 2016 Bonds mature on October 10, 2016.
LYONs—In 2001, the Company issued $830 million (value at maturity) in LYONs. The net proceeds to the Company were $505 million, of which approximately $100 million was used to pay down debt and the balance was used for general corporate purposes, including acquisitions. The LYONs carry a yield to maturity of 2.375% (with contingent interest payable as described below). Holders of the LYONs may convert each $1,000 of principal amount at maturity into 29.0704 shares of the Company’s common stock (in the aggregate for all LYONs that were originally issued, approximately 24 million shares of the Company’s common stock) at any time on or before the maturity date of January 22, 2021. As of December 31, 2014, an aggregate of approximately 20 million shares of the Company’s common stock had been issued upon conversion of LYONs. As of December 31, 2014, the accreted value of the outstanding LYONs was lower than the traded market value of the underlying common stock issuable upon conversion. The Company may redeem all or a portion of the LYONs for cash at any time at scheduled redemption prices.
Under the terms of the LYONs, the Company pays contingent interest to the holders of LYONs during any six month period from January 23 to July 22 and from July 23 to January 22 if the average market price of a LYON for a specified measurement period equals 120% or more of the sum of the issue price and accrued original issue discount for such LYON. The amount of contingent interest to be paid with respect to any quarterly period is equal to the higher of either 0.0315% of the bonds’ average market price during the specified measurement period or the amount of the common stock dividend paid during such quarterly period multiplied by the number of shares issuable upon conversion of a LYON. The Company paid $2 million, $1 million and $1 million of contingent interest on the LYONs for each of the years ended December 31, 2014, 2013 and 2012, respectively. Except for the contingent interest described above, the Company will not pay interest on the LYONs prior to maturity.
Eurobond Notes—On July 21, 2006, a financing subsidiary of the Company issued the Eurobond Notes in a private placement outside the United States. Payment obligations under these Eurobond Notes were guaranteed by the Company. The net proceeds of the offering, after the deduction of underwriting commissions but prior to the deduction of other issuance costs, were €496 million ($627 million based on exchange rates in effect at the time the offering closed) and were used to pay down a portion of the Company’s outstanding commercial paper and for general corporate purposes, including acquisitions. The Eurobond Notes matured and were repaid in July 2013.
Covenants and Redemption Provisions Applicable to the Notes and the 2016 Bonds
The Company may redeem some or all of the 2016 Notes, the 2018 Notes and/or the 2019 Notes at any time by paying the principal amount and a “make-whole” premium, plus accrued and unpaid interest. Prior to March 23, 2021 (three months prior to their maturity date), the Company may redeem some or all of the 2021 Notes by paying the principal amount and a “make-whole” premium, plus accrued and unpaid interest. On or after March 23, 2021, the Company may redeem some or all of the 2021 Notes for their principal amount plus accrued and unpaid interest. At any time after 85% or more of the 2016 Bonds have been redeemed or purchased and canceled, the Company may redeem some or all of the remaining 2016 Bonds for their principal amount plus accrued and unpaid interest. If a change of control triggering event occurs with respect to the Notes, each holder of Notes may require the Company to repurchase some or all of its Notes at a purchase price equal to 101% of the principal amount of the Notes, plus accrued interest. A change of control triggering event means the occurrence of both a change of control and a rating event, each as defined in the applicable supplemental indenture. Except in connection with a change of control triggering event as described above, the Company does not have any credit rating downgrade triggers that would accelerate the maturity of a material amount of outstanding debt.
The indentures pursuant to which the Notes were issued each contain customary covenants including, for example, limits on the incurrence of secured debt and sale/leaseback transactions, and the 2016 Bonds are subject to similar covenants. None of these covenants are considered restrictive to the Company’s operations and as of December 31, 2014, the Company was in compliance with all of its debt covenants.
Other
The minimum principal payments during the next five years are as follows: 2015 - $72 million, 2016 - $1,402 million, 2017 - $6 million, 2018 - $506 million, 2019 - $754 million and $733 million thereafter.
The Company made interest payments of $118 million, $151 million and $150 million in 2014, 2013 and 2012, respectively.